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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Senior Housing Properties Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Senior Housing Properties Trust

Notice of 2016 Annual Meeting
of Shareholders and Proxy Statement

Wednesday, May 18, 2016 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Senior Housing Properties Trust

It is our pleasure to invite you to join our Board of Trustees and executive officers at Senior Housing Properties Trust's 2016 Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of 2016 Annual Meeting of Shareholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the 2016 Annual Meeting.

We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2016 Annual Meeting of Shareholders. To that end, this Proxy Statement includes a Question and Answer section with information that we believe may be useful to our shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods or sign and return a proxy card/voting instruction form to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued investment in our Company.

February 24, 2016

On behalf of the Board of Trustees,

Lisa Harris Jones
Chair of the Nominating and Governance Committee

Senior Housing Properties Trust

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 18, 2016

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Trustee nominees identified in the accompanying Proxy Statement to the Company's Board of Trustees;

2.
Hold an advisory vote to approve executive compensation;

3.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2016 fiscal year; and

4.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Trustees set February 10, 2016 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled to:

  •
  receive notice of the meeting; and

  •
  vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Shareholders as of the record date are invited to attend the 2016 Annual Meeting. All shareholders are encouraged to authorize a proxy to vote in advance of the 2016 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

February 24, 2016
Newton, Massachusetts

By Order of the Board of Trustees,

Jennifer B. Clark
Secretary

The Company encourages each shareholder to promptly sign and return the proxy card or voting instruction form or to use telephone or internet methods to authorize a proxy in advance of the 2016 Annual Meeting. See the "Voting Information" section on page 2 for information about authorizing a proxy by telephone or internet.

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU—VOTE TODAY

It is important that you vote to play a part in the future of our Company. The New York Stock Exchange ("NYSE") rules provide that if your shares are held through a bank, broker or other nominee, they cannot vote on your behalf on non-discretionary matters, without your instruction.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on February 10, 2016.

PROPOSALS WHICH REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	BROKER NON-VOTES	ABSTENTIONS	VOTES REQUIRED FOR APPROVAL

1	Election of Trustees	Page 13	FOR	Do not impact outcome	Do not impact outcome	Plurality of all votes cast*
2	Advisory Vote to Approve Executive Compensation	Page 57	FOR	Do not impact outcome	Do not impact outcome	Majority of votes cast
3	Ratification of Independent Auditors	Page 58	FOR	Do not impact outcome	Do not impact outcome	Majority of votes cast

*
The Board of Trustees has adopted a resignation policy pursuant to which an incumbent Trustee who fails to receive a majority of votes cast in an uncontested election will offer to resign from the Board of Trustees and, in such circumstance, the Board of Trustees will decide whether to accept or reject the resignation offer.

You can authorize a proxy to vote in advance in one of three ways:

via the internet	Visit www.proxyvote.com and enter your 12 or 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m. Eastern time on May 17, 2016 to authorize a proxy VIA THE INTERNET.
by phone	Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m. Eastern time on May 17, 2016 to authorize a proxy BY TELEPHONE.

You will need the 12 or 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.

by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is adjourned, these times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.

  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements:    If you plan to attend the meeting in person, see the answer to question 14 beginning on page 10 of "Questions and Answers" for important details on admission requirements.

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 2

PROXY SUMMARY

This proxy summary highlights matters for consideration by shareholders at our 2016 Annual Meeting. This summary does not contain all of the information that you should consider and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 18)

Shareholders are being asked to re-elect the following four Trustees to our Company's Board of Trustees.

NAME OF TRUSTEE	AGE	OCCUPATION	COMMITTEE MEMBERSHIPS

John L. Harrington*	79	Chairman of the Board of Trustees of the Yawkey Foundation	Audit (Chair), Compensation, Nominating and Governance
Adam D. Portnoy	45	Managing Director, President and Chief Executive Officer of The RMR Group Inc.	None
Barry M. Portnoy	70	Chairman of The RMR Group LLC	None
Jeffrey P. Somers*	72	Of Counsel to the law firm of Morse, Barnes-Brown & Pendleton, PC	Audit, Compensation (Chair), Nominating and Governance

*
Independent Trustee

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (page 57)

Shareholders are being asked to approve the executive compensation of the Company's named executive officers through a non-binding advisory vote. In evaluating the Company's compensation process for 2015, the Compensation Committee generally considered the results of the advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2015 Annual Meeting of Shareholders. The Compensation Committee noted that approximately 96% of votes cast approved the compensation of the named executive officers as described in the proxy statement for the Company's 2015 Annual Meeting of Shareholders. The Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices.

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS (page 58)

Shareholders are being asked to ratify the appointment of Ernst & Young LLP as independent auditors of Senior Housing Properties Trust for the Company's fiscal year ending December 31, 2016. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the cost, quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. Based on its consideration of the aforesaid matters, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2016.

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 3

Governance Highlights (page 26)

The Company is committed to good corporate governance, which promotes the long term interests of its shareholders, strengthens the Board, increases management's accountability and helps build public trust in the Company. This commitment is reflected in various aspects of the Company's corporate governance, including:

Governance Highlights

Corporate Governance

- Annual election of Trustees
- Lead Independent Trustee
- Majority of Independent Trustees
- Executive sessions of Independent Trustees
- Board diversity policy
- Trustee Resignation Policy
- Risk oversight by full Board and Committees
- Annual Board and Committee self-evaluations
- All Trustees attended at least 75% of meetings held
- Trustee minimum share ownership policy
- Robust Code of Business Conduct and Ethics and Insider Trading Policies and Procedures that prohibit executive officers, Trustees and designated insiders from engaging in hedging transactions or holding Common Shares in margin accounts

Alignment of Interests

- The Company is a shareholder of our manager
- Our manager's executives have a significant investment in the Company

Compensation

- Incentive fee based on outperformance of the SNL REIT Healthcare Index
- Incentive fees subject to claw back
- Use of restricted share grants to align interests of executive officers with those of shareholders

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 4

Senior Housing Properties Trust

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458

February 24, 2016

PROXY STATEMENT

The Board of Trustees (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2016 Annual Meeting of Shareholders (the "2016 Annual Meeting") of Senior Housing Properties Trust, a Maryland real estate investment trust (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, May 18, 2016, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company commenced mailing to its shareholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2015 Annual Report on Form 10-K on or about February 24, 2016.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2016 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of common shares of beneficial interest, par value $0.01 per share, of the Company ("Common Shares") as of the close of business on February 10, 2016 (the "Record Date"), the record date for the meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of the Common Shares are entitled to one vote for each Common Share held on the Record Date. On February 10, 2016, there were 237,471,588.55 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING TO BE HELD ON WEDNESDAY, MAY 18, 2016.

The Notice of 2016 Annual Meeting, Proxy Statement and Annual Report to shareholders for the year ended December 31, 2015, are available at www.proxyvote.com.

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 5

QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2016 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2016 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K to shareholders for the year ended December 31, 2015 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2016 Annual Meeting: Jennifer B. Clark, Secretary; David J. Hegarty, President and Chief Operating Officer; and Richard W. Siedel, Treasurer and Chief Financial Officer.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction information for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern time on May 17, 2016 or if the meeting is adjourned to a later date by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 6

instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 12 or 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. Eastern time on May 17, 2016 or if the meeting is adjourned to a later date, by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow & Co., LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (855) 292-8186
Banks and Brokers Call Collect: (203) 658-9400

4. Who may vote at the 2016 Annual Meeting?

Holders of record of Common Shares as of the close of business on February 10, 2016, the Record Date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date.

5. What are my voting choices for each of the proposals to be voted on at the 2016 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Trustees

•

vote in favor of all Trustee nominees;

•

withhold your vote for all Trustee nominees; or

•

vote in favor of one or more Trustee nominees and withhold your vote for the other Trustee nominee(s).

The Board recommends a vote FOR all Trustee nominees.

Plurality of all votes cast*
Item 2: Advisory Vote to Approve Executive Compensation**

•

vote in favor of the advisory proposal;

•

vote against the advisory proposal; or

•

abstain from voting on the advisory proposal.

The Board recommends a vote FOR the advisory vote to approve executive compensation.

Majority of votes cast
Item 3: Ratification of the Appointment of Ernst & Young LLP as Independent Auditors***	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast

*
The Board has adopted a resignation policy pursuant to which an incumbent Trustee who fails to receive a majority of votes cast in an uncontested election will offer to resign from the Board and, in such circumstance, the Board will decide whether to accept or reject the resignation offer.

**
As an advisory vote, the proposal to approve executive compensation is not binding upon the Company. However, the Compensation Committee, 100% comprised of Independent Trustees, which is responsible for designing and administering the Company's executive compensation program, and the Board value the opinions expressed by shareholders and will consider the outcome of these votes, among other factors, when making future compensation decisions.

***
The Audit Committee, 100% comprised of Independent Trustees, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this shareholder vote when it determines to appoint the Company's independent auditors in the future.
SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 7

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by our Board on that matter:

  •
  FOR the election of all Trustee nominees identified in this Proxy Statement;

  •
  FOR the advisory vote to approve executive compensation; and

  •
  FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors.
7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

Non-Discretionary Items.    The election of Trustees and the advisory vote to approve executive compensation are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items.    The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2016 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2016 Annual Meeting constitutes a quorum. Abstentions and broker non-votes are included in determining whether a quorum is present, but are not included in vote totals. Abstentions and broker non-votes have no effect on the outcome of any of the items to be voted on at the 2016 Annual Meeting.

With respect to Item 1, a proxy marked "WITHHOLD" will not be counted for purposes of determining a plurality of votes cast but will be counted as a vote "AGAINST" for purposes of determining a majority of votes cast under the Company's Trustee resignation policy. Pursuant to the Company's Governance Guidelines, if the Trustee nominee fails to receive a majority of votes cast, he will offer to resign from the Board and the Board will decide whether to accept or reject the resignation offer.

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15.

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 8

A shareholder's attendance at the 2016 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or files a written statement with the Secretary of the Company requesting that the prior proxy be revoked. An original written notice of revocation or subsequent proxy should be delivered to Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2016 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2016 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2016 Annual Meeting.

Instead of receiving future copies of the proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to the proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2016 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow & Co., LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee of $20,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow against certain liabilities arising out of the Company's agreement with Morrow. We will also request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by The RMR Group LLC ("RMR LLC") and its officers and employees and its parent's and subsidiaries' officers and employees, by mail, telephone or other electronic means or in person.

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2016 Annual Meeting, this Proxy Statement and the Annual Report to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8234. If you want to receive separate

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 9

copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2016 Annual Meeting Information

14. How do I attend the 2016 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2016 Annual Meeting, you must follow these instructions to ensure admission.

All attendees will need to bring photo identification for admission.    Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to our Trustees and officers, shareholders as of the Record Date (February 10, 2016) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

•
Beneficial owners:  If you are a shareholder who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

•
Authorized named representatives:  If you are a shareholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary, by e-mail to secretary@snhreit.com or by fax to (617) 796-8349. Requests for authorized named representatives to attend the meeting must be received no later than Wednesday, May 11, 2016, or if the meeting is adjourned to a later date on or before the 5th business day before the reconvened meeting.

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

(2)
Proof that you owned shares of the Company as of February 10, 2016 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

(3)
A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.
SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 10

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8234.

15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2016 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our SEC filings and our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.snhreit.com, click on "Investors" and click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers go to www.snhreit.com, click on "Investors," click on "Financial Information" and click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

17. How can I communicate with the Company's Trustees?

Any shareholder or other interested person who wants to communicate with the Company's Trustees, individually or as a group, should fill out a report at the Company's website, www.snhreit.com, call the Company's toll free confidential message system at (866) 511-5038, write to the party for whom the communication is intended, c/o Secretary, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@snhreit.com. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2017 Annual Meeting of Shareholders?

A proposal for action to be presented by any shareholder at the Company's 2017 Annual Meeting of Shareholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by October 27, 2016.
SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 11

  •
  If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in the Company's Bylaws and must be received by the Company by 5:00 p.m. Eastern time on October 27, 2016 and not earlier than September 27, 2016.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 35 of this Proxy Statement.

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 12

ELECTION OF TRUSTEES (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our Declaration of Trust and Bylaws, our Board consists of five members. Pursuant to our Bylaws three of our Trustees are Independent Trustees and two of our Trustees are Managing Trustees. In 2014, our Declaration of Trust was amended to provide for the annual election of Trustees. This amendment was recommended by the Board and approved by holders of more than 71% of the outstanding Common Shares at the 2014 Annual Meeting of Shareholders. Trustees elected prior to the effectiveness of this amendment were elected to serve three-year terms. Beginning with the 2015 Annual Meeting of Shareholders, the Trustees up for election at an Annual Meeting of Shareholders stand for election for a one-year term expiring at the next Annual Meeting of Shareholders. Four Trustees stand for election at the 2016 Annual Meeting. All Trustees are scheduled to stand for election at the 2017 Annual Meeting of Shareholders.

A plurality of all the votes cast at the meeting is required to elect a Trustee at the 2016 Annual Meeting. Pursuant to the Company's Governance Guidelines, if an incumbent Trustee does not receive a majority of the votes cast in an uncontested election, the Trustee will submit an offer to resign from the Board. In such circumstance, the Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the resignation taking into account the recommendation of the Nominating and Governance Committee and make its decision within 90 days following the certification of the election results.

Trustee Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each Annual Meeting of Shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Trustees, officers or shareholders or by others.

Shareholder Recommendations for Nominees. Shareholders who would like to recommend a nominee for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee c/o Senior Housing Properties Trust Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by e-mail at secretary@snhreit.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant or helpful to the Nominating and Governance Committee's deliberations. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Shareholder Nominations for Trustee. The Company's Bylaws also provide that shareholders of the Company may nominate a person for election to the Board provided the shareholders comply with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified information. For more information on how shareholders can nominate Trustees for election to the Board, see "Shareholder Nominations and Other Proposals" on page 35.

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Trustee Qualifications

Trustees are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Trustees, qualifications applicable to Independent Trustees and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Trustee. In accordance with our Declaration of Trust and Bylaws, our Board consists of five Trustees: two Managing Trustees and three Independent Trustees. Independent Trustees are not employees of RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the New York Stock Exchange (the "NYSE") and the SEC. Managing Trustees have been employees, officers or directors of RMR LLC or involved in the Company's day to day activities for at least one year prior to their election. The Board and the Nominating and Governance Committee consider the qualifications of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Trustees

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Trustee candidate be a person of high integrity with a proven record of success in his or her field. Each Trustee candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Trustee candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Trustee, but due consideration is given to the Board's overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table

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summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage such risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business involves complex financial and real estate transactions and healthcare regulatory matters.

•

High level of financial literacy.

•

Knowledge of commercial real estate industry and real estate investment trusts ("REITs").

•

Familiarity with medical office building leasing activities and healthcare regulation trends and activity.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board must constantly evaluate the Company's strategic direction in light of current real estate and healthcare business trends, healthcare policy trends and expected regulatory changes.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

•

Understanding of the impact of financial market trends on the real estate industry.

•

Understanding of healthcare policy, trends and regulations, healthcare business trends and their impact on the Company's business and strategic plans.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board is comprised of two Managing Trustees and three Independent Trustees.

•

Qualifying as a Managing Trustee in accordance with the requirements of the Company's Bylaws.

•

Qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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2016 Nominees for Trustee

The following table sets forth the names of the Trustee nominees and those Trustees who will continue to serve after the 2016 Annual Meeting, as well as certain other information about the Trustees:

Name	Position	Current Term Expires

John L. Harrington*	Independent Trustee	2016
Lisa Harris Jones	Independent Trustee	2017
Adam D. Portnoy*	Managing Trustee	2016
Barry M. Portnoy*	Managing Trustee	2016
Jeffrey P. Somers*	Independent Trustee	2016

*    2016 Trustee nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. John L. Harrington for election as an Independent Trustee, Mr. Adam D. Portnoy for election as a Managing Trustee, Mr. Barry M. Portnoy for election as a Managing Trustee and Mr. Jeffrey P. Somers for election as an Independent Trustee. Each of the Trustee nominees currently serves on the Board. If elected, each nominee would hold office until the Company's 2017 Annual Meeting of Shareholders and until his successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as a Trustee will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Trustee nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Trustee nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such person is currently qualified to serve as a Trustee.

The Board of Trustees recommends a vote "FOR" the election of all of the Trustee nominees.

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Trustees and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of February 10, 2016, of the Company's Trustees, Trustee nominees and executive officers. The business address of the Trustees, Trustee nominees and executive officers is c/o Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Trustee's biography below are the attributes of that Trustee consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Trustee qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Trustee, please see "Election of Trustees" beginning on page 13.

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Trustee Nominees

John L. Harrington

Independent Trustee since 1999

Term: Term expiring at the 2016 Annual Meeting

Age: 79

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: Hospitality Properties Trust (since 1995); RMR Real Estate Income Fund, including its predecessor funds (since 2002); Government Properties Income Trust (since 2009)

Mr. Harrington has been Chairman of the Board of the Yawkey Foundation (a charitable foundation) since 2007 and prior to that from 2002 to 2003. He served as a Trustee of the Yawkey Foundation since 1982 and as Executive Director from 1982 to 2006. He was also a Trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's Vice President and Chief Financial Officer prior to that time. He was President of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network ("NESN"), managing NESN from 1981 to 2002. Mr. Harrington served as a Director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a Member of the Major League Baseball Executive Council from 1998 to 2001, Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980, Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966. He was an Independent Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington holds a Massachusetts license as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

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work on public company boards and board committees and in key management roles in various enterprises;

•

service on the boards of several private and charitable organizations;

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professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer;

•

expertise in compensation and benefits matters;

•

service with government and experience in public policy matters;

•

work on public company boards and board committees and in key management roles in various enterprises;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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Adam D. Portnoy

Managing Trustee since 2007

Term: Term expiring at the 2016 Annual Meeting

Age: 45

Other Public Company Boards: Government Properties Income Trust (since 2009); Hospitality Properties Trust (since 2007); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Select Income REIT (since 2011); The RMR Group Inc. (since 2015)

Mr. Portnoy has been one of RMR Inc.'s Managing Directors and its President and Chief Executive Officer since shortly after its formation in 2015. Mr. Portnoy is President and CEO of RMR LLC and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director and the president of RMR Advisors LLC since 2007 and chief executive officer of RMR Advisors LLC since 2015. Mr. Portnoy is an owner, trustee and officer of ABP Trust (formerly known as Reit Management & Research Trust), the controlling shareholder of RMR Inc. Mr. Portnoy has been an owner and director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president of RMR Real Estate Income Fund, including its predecessor funds, from 2007 to 2015 and as managing trustee of Select Income REIT since 2011. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and ABN AMRO as well as working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as CEO of a privately financed Internet telecommunication company. Mr. Portnoy is also currently a member of the Board of Trustees of Occidental College and serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the commercial real estate industry and REITs;

•

leadership position with RMR LLC and demonstrated management ability;

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public company director service;

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experience in investment banking and private equity;

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experience in starting a business and serving as its senior executive at an Internet telecommunication company;

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institutional knowledge earned through service on the Board for nine years and in key leadership positions with the Company's manager for more than ten years; and

•

qualifying as a Managing Trustee in accordance with the requirements of the Company's Bylaws.

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Barry M. Portnoy

Managing Trustee since 1999

Term: Term expiring at the 2016 Annual Meeting

Age: 70

Other Public Company Boards: Hospitality Properties Trust (since 1995); Five Star Quality Care, Inc. (since 2001); Government Properties Income Trust (since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2002); TravelCenters of America LLC (since 2006); Select Income REIT (since 2011); The RMR Group Inc. (since 2015)

Mr. Portnoy has been one of the Managing Directors of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy is a Chairman of RMR LLC and was a director of RMR LLC from its founding in 1986 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy is an owner and trustee of ABP Trust, the controlling shareholder of RMR Inc. Mr. Portnoy has been a director and a vice president of RMR Advisors LLC since its founding in 2002 and Chairman of RMR Advisors LLC since 2015. Mr. Portnoy has been an owner and director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy was a trustee of Equity Commonwealth from its founding in 1986 until 2014. Prior to his becoming a full time employee of RMR LLC in 1997, Mr. Portnoy was a partner in, and chairman of, the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

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extensive experience in and knowledge of the commercial real estate industry, senior living industry and REITs;

•

leadership position with RMR LLC;

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extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with the Company's manager; and

•

qualifying as a Managing Trustee in accordance with the requirements of the Company's Bylaws.

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Jeffrey P. Somers

Independent Trustee since 2009; Lead Independent Trustee since 2015

Term: Term expiring at the 2016 Annual Meeting

Age: 72

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Government Properties Income Trust (since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Select Income REIT (since 2012)

Mr. Somers has been, since 2010, Of Counsel to, and from 1995 to 2009, was a member, and for six of those years the managing member, of the law firm of Morse, Barnes-Brown & Pendleton, PC. Prior to that time, he was a partner for more than 20 years at the law firm of Gadsby Hannah LLP (now McCarter & English, LLP) and for eight of those years was managing partner of the firm. Mr. Somers served as a Director for Cantella Management Corp., a holding company for Cantella & Co., Inc., an SEC registered broker-dealer, from 2002 until January 2014, when the company was acquired by a third party. From 1995 to 2001, he served as a trustee for the Pictet Funds. Before entering private law practice, Mr. Somers was a staff attorney at the SEC in Washington, D.C. He has previously served as a Trustee for Glover Hospital, which is currently part of Beth Israel Deaconess Hospital, among various other civil leadership roles.

Specific Qualifications, Attributes, Skills and Experience:

•

expertise in legal, corporate governance and regulatory matters;

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leadership role as a law firm managing member;

•

experience as a hospital trustee, including guiding the hospital's sale process;

•

service as a trustee of public investment companies;

•

extensive experience in complex business transactions;

•

sophisticated understanding of finance and accounting matters;

•

work on public company boards and board committees;

•

institutional knowledge earned through service on the Board for seven years; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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Trustee

Lisa Harris Jones

Independent Trustee since 2015

Term: Term expiring at the 2017 Annual Meeting of Shareholders

Age: 47

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: TravelCenters of America LLC (since 2013)

Ms. Jones is the founding member of Harris Jones & Malone, LLC, a law firm based in Maryland. Since founding Harris Jones & Malone, LLC in 2000, Ms. Jones has represented a wide range of clients, focusing her practice in government relations and procurement at both the state and local levels. Prior to founding Harris, Jones & Malone, LLC, Ms. Jones was associated with other Maryland law firms from 1993 to 1999, and she has represented the City of Baltimore and many of its agencies and related quasi-public entities in various real estate development and financing transactions. In addition to her professional accomplishments, Ms. Jones has held leadership positions in many community service and civic organizations for which she has received recognitions and awards, including being the recipient of the YWCA Greater Baltimore Special Leadership Award in 2012. Ms. Jones currently serves on the Board of Directors of TravelCenters of America LLC.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience in real estate matters;

•

demonstrated leadership capability as an entrepreneur and founding member of a law firm;

•

work on public company boards and board committees; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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Executive Officers

David J. Hegarty

President and Chief Operating Officer since 1999

Age: 59

Mr. Hegarty has been an executive vice president of RMR LLC since 2006. Mr. Hegarty was a director of RMR LLC from 1995 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Hegarty has been employed in various positions at RMR LLC and their managed companies since 1987. Prior to joining RMR LLC, Mr. Hegarty worked at Arthur Young & Co., a predecessor to Ernst & Young LLP. Mr. Hegarty is a certified public accountant.

Richard W. Siedel, Jr.

Treasurer and Chief Financial Officer since 2016

Age: 36

Mr. Siedel became the Company's Treasurer and Chief Financial Officer effective January 1, 2016. Mr. Siedel served as Chief Accounting Officer of Five Star Quality,  Inc. from 2014 through 2015, and he previously served as controller of RMR LLC from 2013 to 2014. Mr. Siedel served as controller of Sensata Technologies Holdings NV from 2010 to 2013 and as an auditor at Ernst & Young LLP from 2001 to 2010. Mr. Siedel is a certified public accountant.

Barry M. Portnoy is the father of Adam D. Portnoy. There are no other family relationships among any of the Company's Trustees or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR LLC provides management services to public and private companies, including the Company, Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Five Star Quality Care, Inc., TravelCenters of America LLC, Sonesta International Hotels Corporation and Affiliates Insurance Company. Government Properties Income Trust is a publicly traded REIT that primarily invests in properties that are majority leased to government tenants ("GOV"). Hospitality Properties Trust is a publicly traded REIT that owns hotels and travel centers ("HPT"). Select Income REIT is a publicly traded REIT that primarily owns net leased, single tenant properties ("SIR"). Five Star Quality Care, Inc. is a publicly traded real estate based operating company in the healthcare and senior living services business ("Five Star"). TravelCenters of America LLC is a publicly traded real estate based operating company in the travel center and convenience store businesses ("TA"). Sonesta International Hotels Corporation is a private company that operates and franchises hotels, resorts and cruise ships. Affiliates Insurance Company is a privately owned Indiana insurance company ("AIC"). RMR LLC is a majority owned subsidiary of RMR Inc., a publicly owned company whose controlling shareholder is ABP Trust, which is owned by our Managing Trustees. RMR Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser to the RMR Real Estate Income Fund, which is an investment company registered under the Investment Company Act of 1940, as amended ("RIF"). The foregoing entities may be considered to be affiliates of the Company.

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TRUSTEE COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share grants awarded to Trustees and making recommendations to the Board regarding cash compensation paid to Trustees for Board, committee and committee chair services. Managing Trustees do not receive cash compensation for their services as Trustees but do receive Common Share grants. The number of Common Shares granted to each Managing Trustee is the same as the number granted to each Independent Trustee.

All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. To this end, the Company's Governance Guidelines codify its expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares within five years of the later of: (i) June 5, 2014 or (ii) the Annual Meeting of Shareholders at which the Trustee was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Trustee to the Board.

In determining the amount and composition of Trustee compensation, the Compensation Committee and the Board take various factors into consideration, including, but not limited to, the responsibilities of Trustees generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to trustees or directors by comparable companies, including the compensation of trustees and directors of other companies managed by RMR LLC. The Board reviews the Compensation Committee's recommendations regarding Trustee cash compensation and determines the amount of such compensation.

2015 Annual Compensation

Each Independent Trustee received an annual fee of $40,000 for services as a Trustee, plus a fee of $1,000 for each meeting attended. The annual fee for new Trustees is pro rated for the initial year. Up to two $1,000 fees are paid if a Board meeting and one or more Board committee meetings are held on the same date. In addition, each Trustee received a grant of 2,500 Common Shares in 2015.

Each Independent Trustee who served as a committee chair of the Company's Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $12,500, $7,500 and $7,500, respectively. The committee chair fee for new Trustees is pro rated for the initial year. The lead Independent Trustee received an additional annual cash retainer fee of $10,000 pro rated for serving in this role. Trustees are reimbursed for out of pocket costs they incur from attending continuing education programs and for travel expenses incurred in connection with their duties as Trustees.

The following table details the total compensation of the Company's Trustees for the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	All Other Compensation ($)	Total ($)

John L. Harrington	$76,500	$50,350	$—	$126,850
Lisa Harris Jones[3]	35,712	40,650		76,362
Adam D. Portnoy[4]	—	50,350	—	50,350
Barry M. Portnoy[4]	—	50,350	—	50,350
Jeffrey P. Somers[5]	82,966	50,350	—	133,316
Frederick N. Zeytoonjian[3]	68,500	50,350	—	118,850

1
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2015. In addition to the $40,000 annual cash fee, each of Messrs. Harrington, Somers and Zeytoonjian earned an additional $12,500, $7,500 and $7,500,
SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 24

  respectively, for service as a committee chair in 2015. Ms. Jones was entitled to the compensation the Company generally provides to its Independent Trustees and the Chair of the Company's Compensation Committee, with the annual cash fees pro rated for her period of service on the Board in 2015. Messrs. Harrington, Somers and Zeytoonjian and Ms. Jones earned an additional $24,000, $24,000, $21,000 and $5,000, respectively, in fees for meetings attended in 2015.

2
Equals the number of shares multiplied by the closing price of the Common Shares on the grant date. This is also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to ASC 718. No assumptions are used in this calculation. All share grants to Trustees vest at the time of grant.

3
On September 26, 2015, Frederick N. Zeytoonjian resigned as a Trustee of the Board. The Board elected, effective as of September 26, 2015, Lisa Harris Jones as an Independent Trustee to fill the vacancy and the remainder of Mr. Zeytoonjian's term, which will expire at the Company's 2017 Annual Meeting of Shareholders. On September 26, 2015, the Board granted Ms. Jones 2,500 Common Shares.

4
Managing Trustees do not receive cash compensation for their services as Trustees.

5
On September 26, 2015, the Board established the role and responsibilities of a lead Independent Trustee, and our Independent Trustees selected Mr. Somers to serve in such role. Mr. Somers earned an additional annual cash retainer fee of $10,000 pro rated for serving in this role.

  Mr. Somers served as a co-chair of a Joint Special Committee that consisted of the Company's Independent Trustees and the Independent Trustees of three other publicly traded REITs managed by RMR LLC. This special committee was formed in connection with the transaction agreements and related transactions that the Company and the Other REITs, as defined below under "Certain Related Party Transactions—Acquisition of Interest in the Company's Manager," entered into and completed in connection with the Up-C Transaction. Those transactions are further described under "Certain Related Party Transactions—Acquisition of Interest in the Company's Manager" elsewhere in this Proxy Statement. The Joint Special Committee appointed two co-chairs. The Company and the Other REITs each paid its proportionate share of the fees payable to the co-chairs for their services in those capacities, which amounted to $10,000 in the aggregate for each REIT, including the Company. Pursuant to these payments, Mr. Somers, as a co-chair, received $5,000 from the Company, which amount is included in the table above, and an additional $5,000 from each of the Other REITs, which amounts are not included in the table above.

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CORPORATE GOVERNANCE

The Company is committed to corporate governance which promotes the long term interests of our shareholders, strengthens Board and management accountability and helps build trust of investors and others in the Company. The Board has established Governance Guidelines which provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Trustee responsibilities, Board and committee meetings, Trustee compensation, evaluation of management, management succession and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.snhreit.com, click on "Investors" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 11.

Board Leadership Structure

Our Board is comprised of five Trustees, including three Independent Trustees and two Managing Trustees. All Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served in academia. Our Trustees may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. Our Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees.

We do not have a Chairman of the Board. Our President and Treasurer are not members of the Board, but they regularly attend Board and Board committee meetings, as does our Director of Internal Audit. Other officers of RMR LLC also sometimes attend Board meetings at the invitation of the Board. The Company's President, any Managing Trustee or any two Independent Trustees may call a special meeting of the Board. Our Managing Trustees, in consultation with the Company's President, Treasurer, Secretary and Director of Internal Audit, set the agenda for Board meetings. Any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee or our President, Treasurer or Secretary. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject.

On September 26, 2015, the Board amended the Company's Governance Guidelines to provide for the role and responsibilities of a lead Independent Trustee, and our Independent Trustees selected Mr. Somers to serve in such role. Among other things, the lead Independent Trustee's responsibilities include: serving as a liaison between the Company's management and the Independent Trustees; presiding at all meetings of the Board at which the Managing Trustees are not present, including each executive session of the non-management Trustees or the Independent Trustees, as the case may be; assisting the Compensation Committee in its annual evaluation of the performance of the Company's management; being reasonably available for consultation and direct communication with shareholders upon request; and such other responsibilities as the Board may determine. The lead Independent Trustee may call meetings of the Independent Trustees or executive sessions of non-management Trustees and presides at any such meeting.

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Pursuant to the Company's Governance Guidelines, the Company's Independent Trustees meet at least once each year without management. The presiding Trustee at these meetings is the Chair of the Audit Committee, unless the Independent Trustees in attendance select another Independent Trustee to preside. Our Independent Trustees also meet to consider Company business without the attendance of the Managing Trustees or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

In 2015, the Board held 11 meetings. In 2015, each Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the Trustees attended last year's Annual Meeting of Shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and Annual Meetings of Shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.snhreit.com.

Independence of Trustees

Under the corporate governance listing standards of the NYSE, the Board must consist of a majority of Independent Trustees. To be considered independent:

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  a trustee must not have a disqualifying relationship, as defined in these NYSE standards; and

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  the Board must affirmatively determine that the trustee otherwise has no material relationship with the Company directly, or as an officer, shareholder or partner of an organization that has a relationship with the Company. To facilitate the trustee independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Company's Bylaws also require that a majority of the Board be Independent Trustees. Under the Company's Bylaws, Independent Trustees are not employees of RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and SEC.

The Board affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes NYSE and SEC criteria, as well as the Company's Bylaws. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, the Board has determined that John L. Harrington, Jeffrey P. Somers and Lisa Harris Jones currently qualify as independent trustees under applicable NYSE rules and SEC criteria and are Independent Trustees under the Company's Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Trustees' relationships with RMR Inc. or RMR LLC and the companies to which RMR LLC and its affiliates provide management and advisory services. The Board has concluded that none of these three Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable NYSE and SEC standards.

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Each committee has adopted a written charter, which is available on our website, www.snhreit.com, by clicking on "Investors" and then "Governance." Shareholders may also request

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 27

copies free of charge by writing to Investor Relations, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Board may from time to time establish other committees. Our Audit, Compensation and Nominating and Governance Committees are comprised entirely of Independent Trustees and an Independent Trustee serves as Chair of each committee. The Chairs of the Audit, Compensation and Nominating and Governance Committees set the agendas for their respective committee meetings, but any Trustee, member of management or the Director of Internal Audit may suggest agenda items to be considered by these committees. Additionally, the charter of each of our standing committees provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

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 Audit Committee

John L. Harrington* Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and controlling the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Lisa Harris Jones, Jeffrey P. Somers
Meetings Held in 2015: 7

Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary functions of the Audit Committee are to assist the Board in fulfilling its responsibilities for oversight of: (i) the integrity of the Company's financial statements; (ii) the Company's accounting and financial reporting processes; (iii) compliance with legal and regulatory requirements; (iv) the Company's independent auditors' qualifications and independence; and (v) the performance of the Company's internal audit function and independent auditors. Under its charter, the Audit Committee has the final authority and responsibility to select the Company's independent auditors and to appoint the Company's Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Harrington is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the NYSE. The Board's determination that Mr. Harrington is a financial expert was based on his experience as: (i) Executive Director of a large charitable organization; (ii) Chief Executive Officer of a major professional sports business; (iii) a member of the Audit Committee and of the audit committees of other publicly owned companies; (iv) a certified public accountant; (v) a Director of a large national bank; and (vi) a college assistant professor of accounting. Additionally, the Board has determined that Mr. Harrington's simultaneous service on the audit committees of GOV, HPT and RIF will not impair his ability to effectively serve as Chair of the Company's Audit Committee. The Board also has determined that Mr. Somers's simultaneous service on the audit committees of GOV, SIR and RIF will not impair his ability to effectively serve as a member of the Company's Audit Committee.

* Mr. Harrington was appointed Chair of the Audit Committee in 2008.

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 Compensation Committee

Jeffrey P. Somers* Committee Chair

"The Compensation Committee regularly evaluates the Company's compensation practices and considers the incentives and risks associated with the Company's compensation practices."

Additional Committee Members: John L. Harrington, Lisa Harris Jones
Meetings Held in 2015: 5

Primary Responsibilities:
The Compensation Committee's primary responsibilities include: (i) reviewing the terms of RMR LLC's business management and property management agreements with the Company, evaluating the performance of RMR LLC under those agreements, approving the fees and certain other costs that the Company is required to pay under those agreements and making determinations regarding continuance of or changes to those agreements; (ii) evaluating the performance of the Company's President and determining and approving any compensation, including any equity compensation, paid directly by the Company to the President; (iii) reviewing and approving any compensation that the Company directly pays to its Treasurer and any other executive officer of the Company who is also a senior executive of RMR LLC; (iv) evaluating the performance of the Company's Director of Internal Audit and determining the compensation payable to him and the costs of the Company's internal audit function generally; (v) evaluating, approving and administering all of the Company's equity compensation plans; (vi) evaluating whether the Company's executive compensation programs encourage appropriate levels of risk taking by the Company's executives; and (vii) reviewing and considering the incentives and risks associated with the Company's compensation policies and practices.

Independence:
Each member of the Compensation Committee meets the independence requirements of the NYSE.

* Mr. Somers was appointed Chair of the Compensation Committee in 2015.

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 Nominating and Governance Committee

Lisa Harris Jones* Committee Chair

"The Nominating and Governance Committee regularly evaluates the Board's leadership structure and corporate governance to promote the best long term interests of the Company."

Additional Committee Members: John L. Harrington, Jeffrey P. Somers
Meetings Held in 2015: 3

Primary Responsibilities:
The responsibilities of the Nominating and Governance Committee include: (i) identifying individuals qualified to become members of the Board and recommending to the Board the nominees for Trustee for each Annual Meeting of Shareholders or when Board vacancies occur; (ii) reviewing and assessing the Board's leadership structure; (iii) developing and recommending to the Board governance guidelines; and (iv) evaluating the performance of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of the NYSE.

* Ms. Jones was appointed Chair of the Nominating and Governance Committee in 2015.

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Board Oversight of Risk

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

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  Board committees play significant roles in carrying out the risk oversight function.

  •
  RMR LLC implements risk management and the Company's officers and Director of Internal Audit help evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by RMR LLC, and RMR LLC and the Company's officers and Director of Internal Audit are responsible to incorporate risk management in their activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by RMR LLC and other service providers, including:

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  reports on market and industry conditions;

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  operating and compliance reports;

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  financial reports;

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  reports on risk management activities;

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  regulatory and legislative updates that may impact the Company;

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  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, officers of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee, which meets at least quarterly and reports its findings to the Board, takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan

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developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate measures to enhance or improve the effectiveness of the Company's risk management.

The Compensation Committee also evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business and property management agreements, including any perceived risks created by RMR LLC's compensation under those agreements. Also, the Compensation Committee and the Board consider that the Company has a share grant program that requires share grants to vest over a period of years, rather than a stock option program such as is employed by many other publicly owned companies. The Company believes that the use of share grants vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is likely not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

Shareholders may effectively communicate a point of view to the Board in a number of ways, including:

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  recommending candidates for election to the Board;

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  participating in the advisory vote to approve executive compensation;

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  directing communications to individual Trustees or the entire Board; and

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  attending the Annual Meeting of Shareholders.
Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Trustees. Communications should be addressed to Trustees in care of the Secretary, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, by email at secretary@snhreit.com or sent by filling out a report at the Company's website, www.snhreit.com. In addition, shareholders and other interested parties may call the Company's toll free confidential message system at (866) 511-5038.

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Code of Business Conduct and Ethics

In December 2015, Senior Housing Properties Trust's Code of Business Conduct and Ethics was amended to clarify policies regarding reporting of conflicts of interest and violations of the law and the Code. The Code was also revised to recognize that our manager is now controlled by a public company.

The Company's shareholders, Trustees, executive officers and persons involved in the Company's business can ask questions about the Company's Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 511-5038; by e-mailing Internal.Audit@snhreit.com; or by filling out a report by visiting the Company's website, www.snhreit.com, clicking "Investors," clicking "Governance" and then clicking "Governance Hotline."

Governance Guidelines

In 2014, the Board adopted revisions to the Company's Governance Guidelines as detailed below.

Trustee Share Ownership Policy.    All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. The Company's Governance Guidelines codify its expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares within five years of the later of: (i) June 5, 2014 or (ii) the Annual Meeting of Shareholders at which the Trustee was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Trustee to the Board.

Enhanced Diversity Policy.    The Governance Guidelines explicitly confirm that the Board gives due consideration to its overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

Trustee Resignation Policy.    The Governance Guidelines provide that if an incumbent Trustee does not receive a majority of the votes cast in an uncontested election, the Trustee will submit an offer to resign from the Board. In such circumstance, the Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the resignation taking into account the recommendation of the Nominating and Governance Committee and make its decision within 90 days following the certification of the election results.

Trading Policies

Pursuant to the Company's insider trading policy, Trustees and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security, except for regular reinvestments in the Company's securities made pursuant to any dividend reinvestment plan which may be offered by the Company.

The Company's insider trading policy generally prohibits (i) the Company's Trustees and officers, (ii) the trustees and officers of the Company's subsidiaries, (iii) RMR Inc. and its directors and officers and (iv) RMR LLC and its officers and employees, to the extent they are involved in RMR LLC's services to the Company, from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and the other publicly held companies to which RMR LLC provides management services on the basis of material, non-public information learned in the course of performing services for those companies.

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Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 49 for a detailed discussion of the Company's executive compensation program.

Shareholder Nominations and Other Proposals

Trustee Nominations and Shareholder Proposals for the 2017 Annual Meeting of Shareholders:    In order for a shareholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2017 Annual Meeting of Shareholders, the shareholder must comply with the advance notice and other requirements set forth in the Company's Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals for the 2017 Annual Meeting of Shareholders:    To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2017 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of the Company's Bylaws, not later than 5:00 p.m. Eastern time on October 27, 2016 and not earlier than September 27, 2016; provided, that, if the date of the 2017 Annual Meeting of Shareholders is more than 30 days earlier or later than May 18, 2017, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern time on the tenth day following the earlier of the day on which (i) notice of the date of the 2017 Annual Meeting of Shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2017 Annual Meeting of Shareholders is first made by the Company.

Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before October 27, 2016 in order to be eligible to be included in the proxy statement for the 2017 Annual Meeting of Shareholders; provided, that, if the date of the 2017 Annual Meeting of Shareholders is more than 30 days before or after May 18, 2017, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a shareholder to propose a nomination for election to the Board at an annual meeting or other business for consideration at an annual meeting is only a summary and is not a complete listing of all requirements. Copies of the Company's Bylaws, including the requirements for shareholder nominations and other proposals, may be obtained by writing to the Company's Secretary at Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time during the applicable period was:

  •
  a Trustee, a nominee for Trustee or an executive officer of the Company;
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  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law or sister in law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter into a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with the Company's policies, Declaration of Trust and Bylaws, each as described above. In the case of transactions with the Company by employees of RMR Inc. and its subsidiaries who are subject to the Company's Code of Business Conduct and Ethics but who are not Trustees or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code of Business Conduct and Ethics are available on the Company's website, www.snhreit.com.

Certain Related Person Transactions

Five Star.    Five Star was formerly the Company's 100% owned subsidiary. Five Star is the Company's largest tenant, the Company is Five Star's largest stockholder and Five Star manages certain senior living communities for the Company. In 2001, the Company distributed substantially all of Five Star's then outstanding shares of common stock to the Company's shareholders. As of December 31, 2015, the Company owned 4,235,000 shares of common stock of Five Star, or approximately 8.6% of Five Star's outstanding shares of common stock.

One of the Company's Managing Trustees, Mr. Barry Portnoy, is a managing director of Five Star. RMR LLC provides management services to both the Company and Five Star. Five Star's president and chief executive officer is an officer of RMR LLC and its chief financial officer and treasurer is an officer of RMR LLC and was formerly the Company's Treasurer and Chief Financial Officer from 2007 through 2015. Accordingly, the transactions between the Company and Five Star entered after Five Star became a separate public company and that are described herein were approved by the Company's Independent Trustees and Five Star's independent directors who are not trustees or directors of the other company. In order to effect the spin-off of Five Star and to govern relations after the spinoff, Five Star entered into agreements with the Company and others, including RMR LLC. Since then, Five Star has entered into

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 36

various leases, management agreements and other agreements with the Company that include provisions that confirm and modify these undertakings. Among other matters, these agreements provide that:

  •
  so long as the Company remains a REIT, Five Star may not waive the share ownership restrictions in its charter on the ability of any person or group to acquire more than 9.8% of any class of Five Star's equity shares without the Company's consent;

  •
  so long as Five Star is the Company's tenant or manager, Five Star will not permit nor take any action that, in the Company's reasonable judgment, might jeopardize the Company's tax status as a REIT;

  •
  the Company has the option to cancel all of Five Star's rights under the leases and management agreements it has with the Company upon the acquisition by a person or group of more than 9.8% of Five Star's voting stock and upon other change in control events affecting Five Star, as defined in those documents, including the adoption of any shareholder proposal (other than a precatory proposal) or the election to Five Star's board of directors of any individual if such proposal or individual was not approved, nominated or appointed, as the case may be, by vote of a majority of Five Star's directors in office immediately prior to the making of such proposal or the nomination or appointment of such individual;

  •
  the resolution of disputes arising from Five Star's leases and other agreements with the Company may be resolved by binding arbitration; and

  •
  so long as Five Star is a tenant of the Company or manager for the Company or so long as Five Star has a business management agreement with RMR LLC, Five Star will not acquire or finance any real estate of a type then owned or financed by the Company or any company managed by RMR LLC without first giving the Company or such company managed by RMR LLC, as applicable, the opportunity to acquire or finance that real estate.

Senior Living Communities the Company Leases to Five Star.    As of December 31, 2015, the Company leased 177 senior living communities to Five Star. Under Five Star's leases with the Company, Five Star pays the Company rent consisting of minimum annual rent amounts plus percentage rent based on increases in gross revenues at certain properties. Five Star's total minimum annual rent payable to the Company as of December 31, 2015 was $191.9 million, excluding percentage rent. The Company recognized total rental income from Five Star of $196.9 million for the year ended December 31, 2015. The Company determines percentage rent due under its Five Star leases annually and recognizes it at year end when all contingencies are met. During the year ended December 31, 2015, pursuant to the terms of the Company's leases with Five Star, the Company purchased $21.4 million of improvements made to properties leased to Five Star, and, as a result, the annual rent payable to the Company by Five Star increased by approximately $1.7 million.

During 2015, the Company and Five Star sold certain senior living communities the Company had leased to Five Star, as follows:

  •
  In February 2015, the Company and Five Star sold a senior living community located in Pennsylvania with 120 assisted living units for a sale price of $250,000; and, as result of this sale, Five Star's annual minimum rent payable to us decreased by $23,000 in accordance with the terms of the applicable lease.

  •
  In July 2015, the Company and Five Star sold a senior living community located in Iowa with 12 skilled nursing facility units for a sale price of $155,000; and, as a result of this sale, Five Star's annual minimum rent payable to us decreased by $16,000 in accordance with the terms of the applicable lease.

  •
  In August 2015, the Company and Five Star sold a senior living community located in Wisconsin with 63 skilled nursing facility units that was leased to Five Star for $850,000; and, as a result of
SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 37

    this sale, Five Star's annual minimum rent payable to us decreased by $85,000 in accordance with the terms of the applicable lease.

  •
  In December 2015, the Company and Five Star sold a property that was previously a senior living community for a sale price of $21,000; and, as a result of this sale, Five Star's annual minimum rent payable to us decreased by $2,100 in accordance with the terms of the applicable lease.

  •
  In February 2015, the Company acquired a land parcel adjacent to a senior living community the Company leases to Five Star for $490,000. This property was added to the lease for that senior living community and Five Star's annual minimum rent payable to the Company increased by $39,000 as a result.

Our Senior Living Communities Managed by Five Star.    As of December 31, 2015, Five Star manages 60 senior living communities for the Company's account. The Company leases its senior living communities that are managed by Five Star that include assisted living units or skilled nursing facility units to the Company's taxable REIT subsidiaries ("TRSs"), and Five Star manages these communities pursuant to long term management agreements on substantially similar terms. With the exception of the management agreement for the senior living community in New York described below, the management agreements for the communities Five Star manages for the Company's account provide Five Star with a management fee equal to 3% of the gross revenues realized at the communities, plus reimbursement for Five Star's direct costs and expenses related to the communities and an incentive fee equal to 35% of the annual net operating income of the communities after the Company realizes an annual return equal to 8% of the Company's invested capital. The management agreements generally expire on December 31, 2031, 2032, 2033 or 2035, and are subject to automatic renewal for two consecutive 15-year terms, unless earlier terminated or timely notice of nonrenewal is delivered. The management agreements generally provide that the Company and Five Star each have the option to terminate the agreements upon the acquisition by a person or group of more than 9.8% of the other's voting stock and upon other change in control events affecting the other party, as defined in those documents, including the adoption of any shareholder proposal (other than a precatory proposal) or the election to the board of directors or board of trustees of any individual if such proposal or individual was not approved, nominated or appointed, as the case may be, by vote of a majority of the board of directors or board of trustees in office immediately prior to the making of such proposal or the nomination or appointment of such individual.

In connection with the management agreements, the Company and Five Star have entered into four combination agreements ("pooling agreements"), three of which combine the Company's management agreements for communities that include assisted living units (the "AL Pooling Agreements"), and the fourth of which combines the Company's management agreements for communities consisting only of independent living units (the "IL Pooling Agreement"). The management agreements that are included in each of the Company's pooling agreements are on substantially similar terms. The Company's first AL Pooling Agreement, which it entered into in May 2011, includes 20 identified communities and its second AL Pooling Agreement, which it entered into in October 2012, includes 19 identified communities. The Company and Five Star entered into the third AL Pooling Agreement in November 2013 and that pooling agreement currently includes the management agreements for three identified communities. The Company entered into the IL Pooling Agreement in August 2012 and that agreement currently includes management agreements for two communities that have only independent living units. The senior living community in New York, and one senior living community in California described below and the 14 senior living communities the Company acquired in May 2015 as described below that Five Star manages for the Company's account are not included in any of the Company's pooling agreements. Each of the AL Pooling Agreements and the IL Pooling Agreement aggregates the determination of fees and expenses of the various communities that are subject to such pooling agreement, including determinations of the Company's return on its invested capital and Five Star's incentive fees. Under each of the pooling agreements, the Company has the right, after the period of time specified in the agreement has elapsed and subject to Five Star's cure rights, to terminate all, but not less than all, of the management agreements that are subject to the agreement if the Company does not receive its minimum return in each of three consecutive years. In addition, under each of the pooling agreements, Five Star has a limited right to require the sale of underperforming communities. Also, under each of the pooling

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 38

agreements, any nonrenewal notice given by Five Star with respect to a community is deemed a nonrenewal with respect to all the communities that are the subject of the agreement. The Company incurred management fees of $10.7 million for the year ended December 31, 2015, with respect to the communities Five Star manages.

In connection with the Company's acquisition of 37 senior living communities in May 2015, the Company terminated the pre-existing management agreements for 14 of these communities, with 838 living units, and entered into 14 separate management agreements with Five Star for it to manage these communities for the Company's account.

In May 2015, the Company acquired one senior living community in Georgia with 40 private pay independent living units for approximately $9.8 million, excluding closing costs, using a TRS structure. This senior living community is adjacent to another community that the Company owns which is managed by Five Star. The operations of this community and the community the Company previously owned are now conducted as a single integrated community under one management agreement.

The Company expects that we may amend certain provisions of our management agreements with Five Star as circumstances affecting the managed communities change and that the Company may enter into additional management arrangements with Five Star for senior living communities that the Company may acquire in the future.

The Company owns a senior living community in New York with 310 living units, a portion of which is managed by Five Star pursuant to a long term management agreement with the Company with respect to the senior living units at this community that are not subject to the requirements of New York healthcare licensing laws. The terms of this management agreement are substantially consistent with the terms of the Company's other management agreements with Five Star for communities that include assisted living units, except the management fee payable to Five Star is equal to 5% of the gross revenues realized at that portion of the community and there is no incentive fee payable by the Company to Five Star. This management agreement expires on December 31, 2031. In order to accommodate certain requirements of New York healthcare licensing laws, one of the Company's TRSs subleases the portion of this community that is subject to those requirements to an entity, D&R Yonkers LLC, which is owned by the Company's President and Chief Operating Officer and Five Star's chief financial officer and treasurer. Five Star manages this portion of the community pursuant to a long term management agreement with D&R Yonkers LLC. Under the sublease agreement, the annual rent at December 31, 2015 is approximately $3.0 million but D&R Yonkers LLC is obligated to pay rent only from available revenues generated by the subleased community. In 2015, D&R Yonkers LLC incurred $3.0 million in rent. The Company's TRS is obligated to advance any rent shortfalls to D&R Yonkers LLC, and D&R Yonkers LLC is obligated to repay one of the Company's TRSs only from available revenues generated by the subleased community. Pursuant to the management agreement between D&R Yonkers LLC and Five Star, D&R Yonkers LLC pays Five Star a management fee equal to 3% of the gross revenues realized at that portion of the community and there is no incentive fee payable by D&R Yonkers LLC to Five Star. D&R Yonkers LLC's management agreement with Five Star expires on August 31, 2017, and is subject to renewal for nine consecutive five year terms, unless earlier terminated or timely notice of nonrenewal is delivered. Further, the Company has entered into an indemnification agreement with the owners of D&R Yonkers LLC, pursuant to which the Company has agreed to indemnify them for costs, losses and expenses they may sustain by reason of being a member, director or officer of D&R Yonkers LLC or in connection with any costs, losses or expenses under the Company's TRS's sublease with D&R Yonkers LLC or the management agreement between D&R Yonkers LLC and Five Star.

RMR LLC.    The Company has no employees. The personnel and various services the Company requires to operate its business are provided to it by RMR LLC. The Company has two agreements with RMR LLC to provide management services to the Company: (i) a business management agreement, which relates to the Company's business generally, and (ii) a property management agreement, which relates to the property level operations of the Company's properties leased to medical providers, medical related businesses, clinics and biotech laboratory tenants ("MOBs"), both of which are described below, see "—Management Agreements with RMR LLC."

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 39

One of the Company's Managing Trustees, Mr. Barry Portnoy, is a Managing Director, officer and controlling shareholder (through ABP Trust) of RMR Inc. and an officer of RMR LLC. The Company's other Managing Trustee, Mr. Adam Portnoy, is a Managing Director, President, Chief Executive Officer and controlling shareholder (through ABP Trust) of RMR Inc. and an officer of RMR LLC. ABP Trust is owned by Messrs. Barry and Adam Portnoy. Messrs. Barry and Adam Portnoy also own class A membership units of RMR LLC through their ownership of ABP Trust. Each of the Company's executive officers is also an officer of RMR LLC. The Company's Independent Trustees also serve as independent directors or independent trustees of other companies to which RMR LLC or its affiliates provide management services. Mr. Barry Portnoy serves as a director, managing director, trustee or managing trustee of those companies and Mr. Adam Portnoy serves as a director, trustee or managing trustee of a majority of those companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its affiliates provide management services.

Acquisition of Interest in the Company's Manager.    On June 5, 2015, the Company and three other REITs to which RMR LLC provides management services—GOV, HPT and SIR (collectively with GOV and HPT, the "Other REITs")—participated in a transaction (the "Up-C Transaction") by which the Company and the Other REITs each acquired class A common stock of RMR Inc.

The Up-C Transaction was completed pursuant to a transaction agreement by and among the Company, the Company's manager, RMR LLC, its then sole member, ABP Trust, and RMR Inc. and similar transaction agreements that each Other REIT entered into with RMR LLC, ABP Trust and RMR Inc. Pursuant to these transaction agreements: the Company contributed to RMR Inc. 2,345,000 of the Company's common shares and approximately $14.0 million in cash; GOV contributed to RMR Inc. 700,000 of its common shares and approximately $3.9 million in cash; HPT contributed to RMR Inc. 1,490,000 of its common shares and approximately $12.6 million in cash; SIR contributed to RMR Inc. 880,000 of its common shares and approximately $15.9 million in cash; ABP Trust contributed to RMR Inc. approximately $11.5 million in cash, which RMR Inc. contributed to RMR LLC; RMR LLC issued 1,000,000 of its class B membership units to RMR Inc.; RMR Inc. issued 5,272,787 shares of its class A common stock to the Company, 1,541,201 shares of its class A common stock to GOV, 5,019,121 shares of its class A common stock to HPT, 3,166,891 shares of its class A common stock to SIR and 1,000,000 shares of its class B-1 common stock and 15,000,000 shares of its class B-2 common stock to ABP Trust; ABP Trust delivered 15,000,000 of the 30,000,000 class A membership units of RMR LLC which ABP Trust then owned to RMR Inc.; and RMR Inc. delivered to ABP Trust the Company's common shares, the common shares of the Other REITs and the cash which had been contributed by the Company and the Other REITs to RMR Inc.

The class A common stock and class B-1 common stock of RMR Inc. share ratably as a single class in dividends and other distributions of RMR Inc. when and if declared by the board of directors of RMR Inc. and have the same rights in a liquidation of RMR Inc. The class B-1 common stock of RMR Inc. is convertible into class A common stock of RMR Inc. on a 1:1 basis. The class A common stock of RMR Inc. has one vote per share. The class B-1 common stock of RMR Inc. has 10 votes per share. The class B-2 common stock of RMR Inc. has no economic interest in RMR Inc., but has 10 votes per share and is paired with the class A membership units of RMR LLC owned by ABP Trust. Upon request by ABP Trust, RMR LLC is required to redeem the class A membership units of RMR LLC owned by ABP Trust for class A common stock of RMR Inc. on a 1:1 basis, or if RMR Inc. elects, for cash. Under the governing documents of RMR Inc., upon the redemption of a class A membership unit of RMR LLC, the share of class B-2 common stock of RMR Inc. "paired" with the class A membership unit being redeemed is cancelled for no additional consideration.

As part of the Up-C Transaction and concurrently with entering the transaction agreements, on June 5, 2015:

  •
  The Company entered into an amended and restated business management agreement with RMR LLC and an amended and restated property management agreement with RMR LLC. The amendments made by these agreements are described below under "—Management Agreements with RMR LLC." Each Other REIT also entered amended and restated business and property
SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 40

    management agreements with RMR LLC which made similar amendments to their management agreements with RMR LLC.

  •
  The Company entered into a registration rights agreement with RMR Inc. covering the class A common stock of RMR Inc. that the Company received in the Up-C Transaction, pursuant to which the Company received demand and piggyback registration rights, subject to certain limitations. Each Other REIT entered into a similar registration rights agreement with RMR Inc.

  •
  The Company entered into a lock up and registration rights agreement with ABP Trust and Messrs. Barry and Adam Portnoy pursuant to which ABP Trust and Messrs. Barry and Adam Portnoy agreed not to transfer the 2,345,000 of the Company's common shares ABP Trust received in the Up-C Transaction for a period of 10 years and the Company granted them certain registration rights, subject to certain limited exceptions. Each Other REIT also entered into a similar lock up and registration rights agreement with ABP Trust and Messrs. Barry and Adam Portnoy.

As a result of the Up-C Transaction: RMR LLC became a subsidiary of RMR Inc.; RMR Inc. became the managing member of RMR LLC; through the Company's ownership of class A common stock of RMR Inc., the Company became a holder of an indirect economic interest in RMR LLC; and through their ownership of class A common stock of RMR Inc., GOV, HPT and SIR also became holders of indirect economic interests in RMR LLC. Through its ownership of class B-1 common stock of RMR Inc., class B-2 common stock of RMR Inc. and class A membership units of RMR LLC, ABP Trust holds, directly and indirectly, a 51.6% economic interest in RMR LLC and controls 91.4% of the voting power of outstanding capital stock of RMR Inc.

Pursuant to the transaction agreements, on December 14, 2015 the Company distributed 2,635,379 shares of class A common stock of RMR Inc. to the Company's shareholders as a special distribution, which represented approximately half of the shares of class A common stock of RMR Inc. the Company received in the Up-C Transaction; each Other REIT also distributed approximately half of the shares of class A common stock of RMR Inc. they received in the Up-C Transaction to their respective shareholders. RMR Inc. facilitated this distribution by filing a registration statement with the SEC to register the shares of class A common stock of RMR Inc. being distributed and by listing those shares on The NASDAQ Stock Market LLC. Following this distribution, the Company currently holds 2,637,408 shares of class A common stock of RMR Inc. and GOV, HPT and SIR currently hold 1,214,225, 2,503,777 and 1,586,836 shares of class A common stock of RMR Inc., respectively.

On December 15, 2015, RMR Inc. paid a cash dividend to holders of its class A common stock and class B-1 common stock as of November 25, 2015 of $0.5260 per share related to the period from and including June 5, 2015 up to but not including December 14, 2015. As a result of the Company's ownership of class A common stock of RMR Inc., the Company received a cash dividend of approximately $2.8 million.

The transactions contemplated by the transaction agreement and the terms thereof were negotiated and reviewed by a Joint Special Committee comprised solely of the Company's Independent Trustees and the independent trustees of the Other REITs (the "Joint Special Committee"), and were separately approved and adopted by the Company's Independent Trustee who did not serve as an independent trustee of any of the Other REITs, by a Special Committee of the Company's Board of Trustees, comprised solely of the Company's Independent Trustees (the "Special Committee"), and by the Company's Board of Trustees. Morgan Stanley & Co. LLC acted as financial advisor to the Joint Special Committee and Centerview Partners LLC acted as financial advisor to the Special Committee.

Management Agreements with RMR LLC.    The business management agreement provides that:

  •
  Base Management Fee.  The annual amount of the base management fee payable to RMR LLC by the Company for each applicable period is equal to the lesser of:

  ◦
  the sum of (a) 0.5% of the average of the aggregate book value of the Company's real estate assets owned by the Company or its subsidiaries as of October 12, 1999 (the "Transferred
SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 41

      Assets"), immediately prior to the contribution, sale or other transfer of such property to the Company, plus (b) 0.7% of the average historical cost of the Company's real estate investments excluding the Transferred Assets up to $250.0 million, plus (c) 0.5% of the average historical cost of the Company's real estate investments excluding the Transferred Assets exceeding $250.0 million; and

    ◦
    the sum of (a) 0.7% of the average closing price per share of the Company's common shares on the NYSE during such period, multiplied by the average number of the common shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of the Company's preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of the Company's consolidated indebtedness during such period (together, the "Company's Average Market Capitalization"), up to $250.0 million, plus (b) 0.5% of the Company's Average Market Capitalization exceeding $250.0 million.

    The average aggregate historical cost of the Company's real estate investments includes its consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar non-cash reserves.

  •
  Incentive Fee.  The incentive fee which may be earned by RMR LLC for an annual period is an amount, subject to a cap based on the value of the Company's outstanding common shares, equal to 12% of the product of (a) the Company's equity market capitalization on the last trading day on the year immediately prior to the relevant measurement period and (b) the amount (expressed as a percentage) by which the total returns per share realized by the holders of the Company's common shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the SNL REIT Healthcare Index (in each case subject to certain adjustments) for the relevant measurement period. The measurement periods are generally three-year periods ending with the year for which the incentive fee is being calculated, with shorter periods applicable in the case of the calculation of the incentive fee for 2014 (one year) and 2015 (two years). The terms of the revised incentive fee were developed by the Compensation Committee, which is comprised solely of Independent Trustees, in consultation with FTI Consulting, Inc., a nationally recognized compensation consultant experienced in REIT compensation programs.

  •
  Form of Fee Payment.  From January 1, 2015 to June 5, 2015, the base management fee was payable monthly to RMR LLC, 90% in cash and 10% in the Company's common shares, which were fully vested when issued. The number of the Company's common shares to be issued in payment of the base management fee for each month would equal the value of 10% of the total base management fee for that month divided by the average daily closing price of the Company's common shares during that month. The incentive fee was payable in common shares, with one-third of the common shares issued in payment of an incentive fee vested on the date of issuance, and the remaining two-thirds vesting thereafter in two equal annual installments. All common shares issued in payment of the incentive fee would be fully vested upon termination of the business management agreement, subject to certain exceptions. In addition, RMR LLC would, in certain circumstances, be required to return to the Company or forfeit some or all of the common shares paid or payable to it in payment of the incentive management fee. RMR LLC and certain eligible transferees of the Company's common shares issued in payment of the base management fee or incentive fee would be entitled to demand registration rights, exercisable not more frequently than twice per year, and to "piggy-back" registration rights, with certain expenses to be paid by the Company. The Company and applicable selling shareholders also indemnify each other (and their officers, trustees, directors and controlling persons) against certain liabilities, including liabilities under the Securities Act of 1933, as amended, in connection with any such registration. As noted below, pursuant to the amendments to the business management agreement entered into as part of the Up-C Transaction, as of June 5, 2015, all management fees are payable in cash.
SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 42

As part of the Up-C Transaction described above, on June 5, 2015, the Company and RMR LLC entered into an amended and restated business management agreement, which amended and restated the Company's then business management agreement with RMR LLC, and an amended and restated property management agreement, which amended and restated the then property management agreement with RMR LLC. As a result of these amendments, effective as of June 5, 2015:

  •
  Extended Term.  The Company's management agreements have terms that end on December 31, 2036, and automatically extend on December 31st of each year for an additional year, so that the terms of the agreements thereafter end on the 20th anniversary of the date of the extension.

  •
  Payment of Fees in Cash.  All base management and incentive fees under the Company's management agreements are payable in cash.

  •
  Revised Termination Rights.  The Company has the right to terminate each management agreement: (i) at any time on 60 days' written notice for convenience, (ii) immediately upon written notice for cause, as defined therein, (iii) on 60 days' written notice given within 60 days after the end of an applicable calendar year for a performance reason, as defined therein, and (iv) by written notice during the 12 months following a change of control of RMR LLC, as defined therein. RMR LLC has the right to terminate the management agreements for good reason, as defined therein.

  •
  Revised Termination Fee.  If the Company terminates one or both of the management agreements for convenience, or if RMR LLC terminates one or both of the management agreements for good reason, as defined therein, the Company has agreed to pay RMR LLC a termination fee in an amount equal to the sum of the present values of the monthly future fees, as defined therein, for the terminated management agreement(s) for the remaining term prior to the termination, which depending on the time of termination would be between 19 and 20 years. If the Company terminates one or both of the management agreements for a performance reason, as defined therein, the Company has agreed to pay RMR LLC the termination fee calculated as described above, but assuming a remaining term of 10 years prior to the termination. The Company is not required to pay any termination fee if it terminates its management agreements for cause, as defined therein or as a result of a change of control of RMR LLC, as defined therein.

The Board of Trustees has given the Compensation Committee, which is comprised exclusively of Independent Trustees, authority to act on the Company's behalf with respect to its management agreements with RMR LLC. The Company's Governance Guidelines and the charter of the Compensation Committee together require the committee to annually review the terms of these agreements, evaluate RMR LLC's performance under the agreements and determine whether to terminate the management agreements. The 2015 amendments to the business and property management agreements described above were negotiated and reviewed by the Joint Special Committee, and were approved and adopted by our Compensation Committee.

RMR LLC Management Fees and Reimbursements.    Pursuant to the Company's business management agreement with RMR LLC, it recognized business management fees of approximately $34.9 million for 2015. In accordance with the terms of the Company's business management agreement, it issued, in aggregate, 68,983 of its common shares to RMR LLC as payment for a portion of the base business management fee the Company recognized for the period from January 1, 2015 to June 5, 2015. No incentive fee was payable to RMR LLC under the Company's business management agreement for 2015.

The Company's property management agreement with RMR LLC provides for management fees for the Company's MOB properties equal to 3.0% of gross collected rents and construction supervision fees equal to 5.0% of construction costs. The aggregate property management and construction supervision fees the Company recognized were $10.3 million for 2015.

The Company is generally responsible for all of its operating expenses, including certain expenses incurred by RMR LLC on the Company's behalf. The Company's property level operating costs are

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 43

generally incorporated into rents charged to its tenants, including certain payroll and related costs incurred by RMR LLC. The total of these property management related reimbursements paid to RMR LLC for the year ended December 31, 2015 was $7.0 million. The Company is generally not responsible for payment of RMR LLC's employment, office or administration expenses incurred to provide management services to the Company, except for the employment and related expenses of RMR LLC employees assigned to work exclusively or partly at the Company's owned properties, its share of the wages, benefits and other related costs of centralized accounting personnel and its share of the staff employed by RMR LLC who perform the Company's internal audit function.

The Company has historically awarded share grants to certain RMR LLC employees under the Company's equity compensation plan. During the year ended December 31, 2015, the Company made annual share grants to RMR LLC employees of 84,000 of the Company's common shares. Those grants had aggregate values of approximately $1.3 million, based upon the closing price of the Company's common shares on the NYSE on the dates of grant. One fifth of those restricted shares vested on the grant dates and one fifth vests on each of the next four anniversaries of the grant dates. These share grants to RMR LLC employees are in addition to the fees the Company paid to RMR LLC. In September 2015, the Company purchased 13,113 of its common shares, at the closing price for its common shares on the NYSE on the date of purchase, from certain of the Company's officers and other employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of restricted common shares. In addition, under the Company's business management agreement it reimburses RMR LLC for the Company's allocable costs for internal audit services, which amounts are subject to approval by its Compensation Committee. The Audit Committee appoints the Company's Director of Internal Audit. The Company reimbursed internal audit costs of $256,000 for the year ended December 31, 2015.

On occasion, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of restricted shares previously granted to them under the Company's equity compensation plan. Additionally, each of the Company's executive officers during 2015 received grants of restricted shares of other companies to which RMR LLC provides management services in their capacities as officers of RMR LLC.

Pursuant to the Company's business management agreement, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

Leases with RMR LLC.    The Company leases office space to RMR LLC in certain of the Company's properties for RMR LLC's property management offices. Pursuant to the Company's lease agreements with RMR LLC, the Company recognized rental income from RMR LLC for leased office space of approximately $204,000 for the year ending December 31, 2015. The Company's office space leases with RMR LLC are terminable by RMR LLC if the Company's management agreements with RMR LLC are terminated. The Company may enter additional leases with RMR LLC for RMR LLC's regional offices in the future.

SIR.    On January 29, 2015, the Company acquired from SIR entities owning 23 MOBs that SIR acquired when its subsidiary merged with Cole Corporate Income Trust, Inc. ("CCIT"). The Company's purchase price for these 23 MOBs was approximately $532.0 million, excluding closing costs and working capital adjustments and including the assumption of approximately $30.0 million of mortgage debts. These 23 MOBs contain approximately 2,170,000 leasable square feet and are located in 12 states. In April 2015, SIR paid to the Company approximately $1.3 million to settle certain working capital activity for the 23 MOBs as of the acquisition date.

One of the Company's Managing Trustees, Mr. Barry Portnoy, is a managing trustee of SIR and of GOV, SIR's largest shareholder. The Company's other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy and a managing trustee of both SIR and GOV. Two of the Company's Independent

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 44

Trustees also serve as independent trustees of GOV and one of the Company's Independent Trustees also serves as an independent trustee of SIR. Concurrently with SIR's entering the merger agreement for the acquisition of CCIT, GOV, RMR LLC and Messrs. Barry Portnoy and Adam Portnoy entered into voting agreements with CCIT and VEREIT, Inc. (formerly known as American Realty Capital Properties, Inc.), a Maryland corporation and parent of the manager of CCIT ("VEREIT"), pursuant to which they agreed, upon and subject to the terms and conditions of such agreements, to vote all common shares of SIR beneficially owned by them in favor of the issuance of additional common shares of SIR to CCIT stockholders pursuant to the Merger Agreement. These voting agreements also contain standstill provisions pursuant to which VEREIT has agreed, among other things, not to make unsolicited proposals to acquire the Company, SIR or GOV for a period of 36 months.

AIC.    The Company, ABP Trust, Five Star, and four other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, and are parties to an amended and restated shareholders agreement regarding AIC.

All of the Company's Trustees and all of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business. The shareholders agreement among the Company, the other shareholders of AIC and AIC includes arbitration provisions for the resolution of disputes.

In June 2015, the Company and the other shareholders of AIC renewed their participation in a combined property insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts. In connection with that renewal, the Company purchased a three year combined property insurance policy providing $500.0 million of coverage annually with the premiums to be paid annually, a one year standalone policy providing $1.0 billion of coverage for one very large property the Company owns and a one year combined policy providing certain other coverage. The Company paid aggregate annual premiums of approximately $2.8 million in connection with these policies. The premiums are adjusted throughout the policy year for property acquisitions or dispositions the Company makes.

The Company periodically considers the possibilities for expanding its insurance relationships with AIC to include other types of insurance and may in the future participate in additional insurance offerings AIC may provide or arrange. The Company may invest additional amounts in AIC in the future if the expansion of this insurance business requires additional capital, but the Company is not obligated to do so.

Directors' and Officers' Liability Insurance.    The Company, RMR Inc., Five Star and certain companies to which RMR LLC provides management services participate in a combined directors' and officers' liability insurance policy. This combined policy currently provides for $10.0 million of combined primary coverage, and expires in September 2017. In August 2015, the Company also obtained separate non-combined directors' and officers' liability insurance policies providing $20.0 million of aggregate excess coverage plus $5.0 million of excess non-indemnifiable coverage, which policies expire in September 2016. The total premium payable by the Company for those policies purchased in August 2015 was approximately $0.5 million. The premiums for the combined policies were allocated among the insured companies after consultation with the insurance broker and approval by each company's board and independent trustees or directors as applicable.

The foregoing descriptions of the Company's agreements with RMR Inc., RMR LLC, Five Star, SIR and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its affiliates provide management services.

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 45

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Trustees and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of Common Shares with the SEC and the NYSE; and

  •
  to furnish the Company with copies of the reports.

The Company received written representations from each such person who did not file an annual statement on Form 5 with the SEC that no Form 5 was due. Based on its review of the reports and representations, the Company believes that all Section 16(a) reports were filed timely in 2015.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Trustee, each of our named executive officers, and our Trustees, the Trustee nominees and executive officers as a group, all as of February 10, 2016. Unless otherwise noted, voting power and investment power in the Common Shares are exercisable solely by the named person.

Name and Address*	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares**	Additional Information

Barry M. Portnoy	2,843,387.20	1.19%	Includes 2,550,019 Common Shares owned by ABP Trust, of which Mr. Barry Portnoy is the majority owner and a trustee.
Adam D. Portnoy	2,682,892.55	1.13%	Includes 2,550,019 Common Shares owned by ABP Trust, of which Mr. Adam Portnoy is an owner and a trustee.
David J. Hegarty	115,170	Less than 1%	Includes 230 Common Shares owned jointly by Mr. Hegarty and his wife.
Richard W. Siedel	0	0%
John L. Harrington	24,500	Less than 1%
Jeffrey P. Somers	17,000	Less than 1%
Lisa Harris Jones	2,500	Less than 1%

All Trustees and executive officers as a group (seven persons)	3,135,430.75	1.32%

*
The address of each identified person or entity is: c/o Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

**
Based on 237,471,588.55 Common Shares outstanding as of February 10, 2016.
SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 46

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Company's Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	33,592,342	14.14%	Based solely on a Schedule 13G/A filed with the SEC on February 11, 2016 by Vanguard:

•

Vanguard beneficially owns 33,592,342 Common Shares, and has sole voting power over 524,531 Common Shares, shared voting power over 189,630 Common Shares, sole dispositive power over 33,228,789 Common Shares and shared dispositive power over 363,553 Common Shares.

•

Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, beneficially owns 156,071 Common Shares as a result of its serving as investment manager of collective trust accounts.

•

Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, beneficially owns 575,942 Common Shares as a result of its serving as investment manager of Australian investment offerings.

Vanguard Specialized Funds— Vanguard REIT Index Fund ("Vanguard REIT") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	17,101,561	7.2%	Based solely on a Schedule 13G filed with the SEC on February 9, 2016 by Vanguard REIT, Vanguard REIT beneficially owns and has sole voting power over 17,101,561 Common Shares and no dispositive power over such Common Shares.

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 47

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

BlackRock, Inc. ("BlackRock") 40 East 52nd Street New York, New York 10022	21,796,517	9.2%	Based solely on a Schedule 13G/A filed with the SEC on January 27, 2016 by BlackRock:

•

BlackRock beneficially owns and has sole dispositive power over 21,796,517 Common Shares and has sole voting power over 20,894,898 Common Shares.

•

BlackRock is the parent holding company for certain subsidiaries that have acquired the Company's shares and that are listed in that Schedule 13G/A.

Morgan Stanley ("Morgan Stanley") 1585 Broadway New York, New York 10036 Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036	7,381,434	3.1%	Based solely on a Schedule 13G filed with the SEC on February 11, 2016 by Morgan Stanley:

•

Morgan Stanley beneficially owns and has shared dispositive power over 7,381,434 Common Shares, has sole voting power over 6,474,249 Common Shares and has shared voting power over 322,380 Common Shares.

•

The Common Shares Morgan Stanley owns as parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Investment Management Inc., an investment adviser.

*
Beneficial ownership of Vanguard, Vanguard REIT, BlackRock and Morgan Stanley are shown as of December 31, 2015.

**
The Company's Declaration of Trust and Bylaws place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's shares. Vanguard, however, is an Excepted Holder, as defined in the Company's Declaration of Trust, and therefore is not subject to this ownership limit, subject to certain limitations. The percentages indicated are based on approximately 237,471,588.55 Common Shares outstanding as of February 10, 2016.
SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 48

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2015 and the factors which impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2015, who are the officers for whom compensation disclosure is required to be made in this Proxy Statement under SEC rules. For 2015, the Company's named executive officers were:

Name	Title

David J. Hegarty	President and Chief Operating Officer
Richard A. Doyle	Former Treasurer and Chief Financial Officer*

*
Mr. Doyle resigned as the Company's Treasurer and Chief Financial Officer, effective December 31, 2015. His successor, Richard W. Siedel, was appointed to those positions effective January 1, 2016.

The Company does not have any employees. The Company's manager, RMR LLC, provides services that otherwise would be provided by employees. The Company's named executive officers are employees of RMR LLC. RMR LLC conducts the Company's day to day operations on the Company's behalf and compensates the Company's named executive officers, Messrs. Hegarty and Doyle, directly and in its sole discretion in connection with their services rendered to the Company and to RMR LLC. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the grants of shares under the Company's 2012 Equity Compensation Plan (the "Share Award Plan"), discussed below. None of the Company's named executive officers has an employment agreement with the Company. In addition, except for the restricted share grant agreements discussed below under "Change in Control," none of the Company's named executive officers has an agreement that becomes effective upon his termination or a change in control of the Company. Although the Compensation Committee reviews and approves the Company's business management and property management agreements with RMR LLC, it is not involved in compensation decisions made by RMR LLC for its employees other than the employee serving as the Company's Director of Internal Audit. The Company's payments to RMR LLC are described in "Certain Related Person Transactions" beginning on page 36 of this Proxy Statement. For information regarding the compensation paid to RMR LLC and RMR Inc. and their executive officers, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K and its Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Compensation Philosophy

The Company's compensation program for its executive officers consists of grants of shares under the Share Award Plan. The Compensation Committee believes that these share grants recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of the executive officers with those of the Company's shareholders.

Overview of 2015 Compensation Actions

In September 2015, the Chair of the Compensation Committee met with the Managing Trustees and the chairs of the compensation committees of the other public companies for which RMR LLC provides

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 49

management services. RMR LLC provides management services to the Company, GOV, HPT, SIR, TA and Five Star. The purposes of this meeting were, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies managed by RMR LLC), to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR LLC provides such services, to provide a comparative understanding of potential share grants by the Company and the other companies to which RMR LLC provides management services and to hear and consider recommendations from the Company's Managing Trustees concerning potential share grants. The share grants made by the other companies managed by RMR LLC are considered to be appropriate comparisons because of the similarities between certain services the Company requires from the Company's share grantees and the services provided by grantees providing similar services to these other companies. Subsequent to this meeting, the members of the Compensation Committee held a meeting at which the Committee Chair provided a report of the information discussed with the Managing Trustees and others, and made recommendations for share grants to the Company's named executive officers. The Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2015 share grants: (i) the value of the proposed share grants, (ii) the historical awards previously granted to each named executive officer and the corresponding values at the time of the grants, (iii) the recommendations of RMR LLC as presented by the Managing Trustees, (iv) the value of share grants to executive officers providing comparable services at Other REITs and companies to which RMR LLC provides management services, (v) changes, if any, in the responsibilities assigned to, or assumed by, each named executive officer during the past year and on a going forward basis, (vi) the length of historical services by each named executive officer, (vii) the responsibilities of each named executive officer and changes in those responsibilities, (viii) the Compensation Committee's perception regarding the quality of the services provided by each named executive officer in carrying out those responsibilities and (ix) the Company's financial and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's grants. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each executive officer. The share amounts were determined on a subjective basis, using the various factors in the Compensation Committee's sole discretion. The named executive officers did not participate in these meetings and were not involved in determining or recommending the amount or form of executive compensation they receive from the Company.

Analysis of 2015 Grants under the Share Award Plan

Although the Company does not pay any cash compensation directly to its officers and has no employees, the Company has adopted the Share Award Plan to reward the Company's named executive officers and other RMR LLC employees who provide services to the Company and to foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the Company's executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards.

Under its charter, the Compensation Committee evaluates, approves and administers the Company's equity compensation plans, which currently consist solely of the Share Award Plan providing for the grants of Common Shares. The Compensation Committee has historically determined to use grants of restricted Common Shares rather than stock options as equity compensation. Because the value of the Common Shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, the Company believes a conventional stock option plan might not provide appropriate incentives for management for a business like that of the Company, but a share grant plan may create a better identity of interests between management and other shareholders. Also,

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 50

because the Company believes a stock option plan could have the potential to encourage excessive short-term risk taking, the Company has historically granted restricted shares rather than stock options.

The Compensation Committee uses comparative information about Other REITs managed by RMR LLC as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. The Compensation Committee also considers the size and structure of the Other REITs and other RMR LLC managed businesses, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for the Company's officers in light of the proposed awards for officers with comparable roles at the other companies. The Compensation Committee reviewed the compensation data regarding the Other REITs and their officers, together with the other factors discussed above, but the Compensation Committee did not undertake a detailed comparison of the named executive officers across the REITs or other companies managed by RMR LLC or assign weight to any particular characteristic of these other companies or their officers because the Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2015, the Compensation Committee considered the foregoing factors and decided to award the same number of shares to the Company's named executive officers as were awarded in 2014 in accordance with the recommendation of the Company's Managing Trustees and the Chair of the Compensation Committee. Consistent with the prior year determination, the Compensation Committee determined to grant a larger number of shares to Mr. Hegarty than to Mr. Doyle due to Mr. Hegarty's more senior position and his greater length of service to the Company. The Compensation Committee also determined that it would be appropriate to provide that such share awards would vest upon the occurrence of certain corporate "change in control" events. For more information on potential payments upon a change in control, see page 55.

The Company determines the fair market value of the shares granted based on the closing price of the Company's Common Shares on the date of grant. The Compensation Committee has imposed, and may impose, vesting and other conditions on the granted Common Shares because it believes that time-based vesting encourages the recipients of the share awards to remain employed by RMR LLC and to continue to provide services to the Company. The Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of grant. The Compensation Committee utilizes a four-year time-based vesting schedule to provide an incentive to provide services for a long term and in consideration of the tax treatment of the share grants to the Company and to the recipients. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR LLC or any company that RMR LLC manages during the vesting period, the Company may cause the forfeiture of, or the Company may repurchase for nominal consideration, the Common Shares that have not yet vested. As with other issued Common Shares, vested and unvested shares awarded under the Share Award Plan are entitled to receive distributions that the Company makes, if any, on the Common Shares.

Because the consideration of share awards by the Compensation Committee and the Board is determined on a regular schedule (i.e., in September for the Company's officers and employees of RMR LLC and at the first meeting of the Board after the Annual Meeting of Shareholders for the Trustees), the proximity of any grants to earnings announcements or other market events, if any, is coincidental.

The Compensation Committee believes that its compensation philosophy and programs are designed to foster a business culture that aligns the interests of its named executive officers with those of its shareholders. The Compensation Committee believes that the equity compensation of its named executive officers is appropriate to the goal of providing shareholders dependable, long term returns.

Say on Pay

The Company's current policy, consistent with the prior vote of the Company's shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, the compensation of named executive

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officers each year at the Annual Meeting of Shareholders. Accordingly, the Company is providing shareholders with an opportunity to approve the compensation of the named executive officers in this Proxy Statement. For more information, see Item 2 beginning on page 57 of this Proxy Statement.

In evaluating the Company's compensation process for 2015, the Compensation Committee generally considered the results of the advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2015 Annual Meeting of Shareholders. The Compensation Committee noted that approximately 96% of votes cast approved the compensation of the named executive officers as described in the proxy statement for the Company's 2015 Annual Meeting of Shareholders. The Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices, which have been consistently applied since that prior vote of the Company's shareholders on the Company's executive compensation.

RMR Inc. Compensation Practices

For information regarding the compensation paid to RMR LLC and RMR Inc. and their executive officers, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K and its Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2015.

                                Jeffrey P. Somers, Chair
                                John L. Harrington
                                Lisa Harris Jones

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2015 was a former, officer or employee of the Company. In 2015, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR LLC provides management services. Mr. Somers serves as an independent trustee of GOV, SIR and RIF. Mr. Harrington serves as an independent trustee of GOV, HPT and RIF. Ms. Jones serves as an independent director of TA. In addition, each of our Independent Trustees serves as a director of AIC. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 52

EXECUTIVE COMPENSATION

The following tables, narratives and footnotes discuss the compensation of the Company's President and Chief Operating Officer and the Treasurer and Chief Financial Officer during 2015, who are the Company's named executive officers. Neither of the Company's named executive officers is employed by the Company. The Company's manager, RMR LLC, provides services that otherwise would be provided by employees and employs and compensates the named executive officers directly and in RMR LLC's sole discretion in connection with their services rendered to RMR LLC and to the Company. For information regarding the compensation paid to RMR LLC and RMR Inc. and their executive officers, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K and its Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement. The Company does not pay the Company's executive officers salaries or bonuses or provide other compensation or employee benefits except for the grants of shares under the Share Award Plan.

2015 Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)*	All Other Compensation ($)**	Total ($)

David J. Hegarty	2015	$149,435	$32,148	$181,583
President and Chief Operating Officer	2014	203,490	29,640	233,130
	2013	217,170	29,640	246,810
Richard A. Doyle	2015	133,705	27,046	160,751
Former Treasurer and Chief Financial	2014	182,070	23,361	205,431
Officer	2013	171,450	21,996	193,446

*
Represents the grant date fair value of shares granted in 2015, 2014 and 2013, as applicable, compiled in accordance with FASB Accounting Standards Codification Topic 718, "Compensation—Stock Compensation," or ASC 718. No assumptions are used in this calculation.

**
Consists of cash distributions in the applicable year on unvested Common Shares received in connection with cash distributions the Company paid to all of the Company's shareholders. For 2015, also includes $2,508 and $2,164 for Mr. Hegarty and Mr. Doyle, respectively, representing the fair value of the pro rata distribution of shares of class A common stock of RMR Inc. on the date of distribution with respect to unvested Common Shares.
2015 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2015 provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR LLC or any company that RMR LLC manages during the vesting period, at the Company's option, the recipient shall forfeit or the Company may repurchase the Common Shares that have not yet vested for nominal consideration. Holders of vested and unvested shares awarded under the Share Award Plan are eligible to receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 53

The following table shows shares granted in 2015, including vested and unvested grants.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards*

David J. Hegarty	9/2/2015	9,500	$149,435
Richard A. Doyle	9/2/2015	8,500	133,705

*
Equals the number of shares multiplied by the closing price on the date of grant, which is also the grant date fair value under ASC 718. No assumptions are used in this calculation.
2015 Outstanding Equity Awards at Fiscal Year-End

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)*	Market Value of Shares or Units of Stock That Have Not Vested ($)**

David J. Hegarty	2015	7,600	$112,784
	2014	5,700	84,588
	2013	3,800	56,392
	2012	1,900	28,196
Richard A. Doyle***	2015	6,800	100,912
	2014	5,100	75,684
	2013	3,000	44,520
	2012	1,500	22,260

*
The shares granted in 2015 were granted on September 2, 2015; the shares granted in 2014 were granted on September 12, 2014; the shares granted in 2013 were granted on September 13, 2013; and the shares granted in 2012 were granted on September 14, 2012. One fifth of shares granted in each of 2015, 2014, 2013 and 2012 vested on the grant date and one fifth vested or vests on each of the next four anniversaries of the grant date.

**
Equals the number of shares multiplied by the closing price of the Company's Common Shares on December 31, 2015.

***
In accordance with the existing terms of Mr. Doyle's awards, the shares set forth in the table will continue to vest in the ordinary course so long as Mr. Doyle is providing services to a company to which RMR LLC provides management services.
2015 Stock Vested

The following table shows share grants that vested in 2015, including shares granted in prior years.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)*

David J. Hegarty	9,500	$147,155
Richard A. Doyle	7,900	122,375

*
Equals the number of shares multiplied by the closing price on the 2015 dates of vesting of grants made in 2015 and prior years.
SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 54

Potential Payments upon Termination or Change in Control

From time to time, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of restricted shares previously granted to them under the Share Award Plan. Although the Company has no formal policy, plan or arrangement for payments to employees of RMR LLC in connection with their termination of employment with RMR LLC, the Company may in the future provide on a discretionary basis for similar payments depending on various factors the Company then considers relevant and if the Company believes it is in its best interests to do so.

On September 2, 2015, the Compensation Committee approved grants of 9,500 restricted Common Shares to Mr. David Hegarty and 8,500 restricted Common Shares to Mr. Richard Doyle. These grants were valued at $15.73 per Common Share, the closing price of the Common Shares on the NYSE on the date of grant and were made under the Share Award Plan. The form of award agreement for each of these grants provides for vesting of the restricted Common Shares in five equal annual installments beginning on the date of grant and acceleration of vesting of all restricted share grants (including those previously awarded) upon the occurrence of certain change of control or termination events with respect to the Company's business and property management agreements with RMR LLC (a "Termination Event").

The following table describes the potential payments to the Company's named executive officers upon a Termination Event as of December 31, 2015.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2015 ($)*

David J. Hegarty	19,000	$281,960
Richard A. Doyle	16,400	243,376

*
Equals the number of shares multiplied by the closing price of the Company's Common Shares on December 31, 2015.

For a discussion of the consequences of a Termination Event under the Company's business and property management agreements with RMR LLC, see "Certain Related Person Transactions" beginning on page 36 of this Proxy Statement.

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 55

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2015; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 16; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the SEC.

John L. Harrington, Chair Lisa Harris Jones Jeffrey P. Somers
SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 56

ADVISORY VOTE TO APPROVE EXECUTIVE
COMPENSATION (ITEM 2)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 49 and the "Executive Compensation" section beginning on page 53.

The Company does not have any employees. The Company's manager, RMR LLC, conducts the Company's day to day operations on the Company's behalf and provides services to the Company that otherwise would be provided by employees. Each of the Company's named executive officers is an employee of RMR LLC. RMR LLC compensates the named executive officers directly and in its sole discretion in connection with the officers' services rendered to the Company and to RMR LLC. For information regarding the compensation paid to RMR LLC and RMR Inc. and their executive officers, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K and its Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement. None of the named executive officers has an employment agreement with the Company and the Company does not pay them salaries or bonuses, or provide them other compensation or benefits, except for the grants of shares under the Share Award Plan described in the "Compensation Discussion and Analysis" and "Executive Compensation" sections.

In deciding how to vote on this proposal, the Board encourages you to read the "Compensation Discussion and Analysis" section beginning on page 49 for a detailed description of the Company's executive compensation philosophy and program, the compensation decisions the Compensation Committee has made under that program and the factors considered in making those decisions. In particular, you should consider that grants of shares under the Share Award Plan reward the Company's named executive officers and foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards. The Company's award of shares under the Share Award Plan is designed to reward executive performance that contributes to the Company's success and increases shareholder value.

The Board recommends that shareholders vote FOR the following resolution:

  RESOLVED: That the shareholders of the Company approve, on a nonbinding, advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this Proxy Statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of executive compensation requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2016 Annual Meeting.

The Board of Trustees recommends a vote "FOR" the advisory vote to approve executive compensation.

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 57

RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 3)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace the Company's independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of the Company's independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2016. Ernst & Young LLP has served as the Company's independent auditors since the Company's formation and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by Ernst & Young LLP for the fiscal years ended December 31, 2015 and 2014.

	2015 Fees*	2014 Fees

Audit Fees	$2,272,455	$1,518,255
Audit Related Fees	—	—
Tax Fees	21,000	19,900
All Other Fees	536	331

*
The audit fees amount for 2015 is based on the fees estimate provided by Ernst & Young LLP to and approved by the Audit Committee for services provided to the Company by Ernst & Young LLP, including in connection with the audit of the Company's 2015 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and applicable Current Reports on Form 8-K and the review of the Company's Quarterly Reports on Form 10-Q.

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Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amounts reflect annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by the Company's independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by the independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, the Company's management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. The Company's Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee considers, among other things, whether the Company's independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2015 and 2014 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2015 and 2014 are set forth above. The tax fees charged by Ernst & Young LLP during 2015 and 2014 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2014 and 2013, respectively. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with the Company's record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by Ernst & Young LLP that neither that firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2016 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2016 Annual Meeting. If shareholders fail to approve the

SENIOR HOUSING PROPERTIES TRUST 2016 Proxy Statement 59

proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

The Board of Trustees recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

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OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
February 24, 2016

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THANK YOU

Thank you for being a shareholder of
Senior Housing Properties Trust.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on May 17, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on May 17, 2016. Have your proxy card in hand when you call and then follow the instructions. If the meeting is adjourned, the above times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting. SENIOR HOUSING PROPERTIES TRUST TWO NEWTON PLACE 255 WASHINGTON STREET, SUITE 300 NEWTON, MA 02458 AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Senior Housing Properties Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Senior Housing Properties Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E00799-P72996 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. SENIOR HOUSING PROPERTIES TRUST 1. Election of Trustees. For Withhold For Against Abstain ! ! ! ! ! ! ! ! ! ! ! Nominee (for Independent Trustee): John L. Harrington Nominee (for Managing Trustee): Adam D. Portnoy Nominee (for Managing Trustee): Barry M. Portnoy Nominee (for Independent Trustee): Jeffrey P. Somers 2. Hold an advisory vote to approve executive compensation. For Against Abstain ! ! ! 3. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2016 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Trustees Recommends a Vote FOR the Following Proposals. Proxy Card - NEW ONE, replace existing

SENIOR HOUSING PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERS May 18, 2016, 9:30 a.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2016 Annual Meeting of Shareholders of Senior Housing Properties Trust will address the following items of business: 1. Election of the Trustees identified in the Proxy Statement to the Company's Board of Trustees; 2. Advisory vote to approve named executive officer compensation; and 3. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2016 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. E00800-P72996 SENIOR HOUSING PROPERTIES TRUST Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2016 Annual Meeting of Shareholders of Senior Housing Properties Trust (the “Company”), including our annual report and proxy statement, are available on the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Senior Housing Properties Trust. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark, David J. Hegarty and Richard W. Siedel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2016 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on May 18, 2016, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and of the proxy statement, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Address Changes/Comments:

QuickLinks

Notice of 2016 Annual Meeting of Shareholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee